DERIVATIVES	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
Derivatives

First Financial uses certain derivative instruments, including interest rate caps, floors and swaps, to meet the needs of its clients while managing the interest rate risk associated with certain transactions.  First Financial does not use derivatives for speculative purposes and currently does not have any derivatives that are not designated as hedges.

While authorized to use a variety of derivative products, First Financial primarily utilizes interest rate swaps as a means to offer borrowers credit-based products that meet their needs and may from time to time utilize interest rate swaps to manage the macro interest rate risk profile of the Company. The interest rate swap agreements establish the basis on which interest rate payments are exchanged with counterparties, referred to as the notional amount.

The following table summarizes the notional values of derivative financial instruments utilized by First Financial by the nature of the underlying asset or liability:

	December 31,
(Dollars in thousands)	2012	2011
Fair Value Hedges
Instruments associated with loans	$935,493	$775,328
Cash flow hedges
Instruments associated with deposits	35,000	0
Total notional value	$970,493	$775,328

As only interest rate payments are exchanged, the cash requirements and credit risk associated with interest rate swaps are significantly less than the notional amount and the Company’s credit risk exposure is limited to the market value of the instrument. First Financial manages this market value credit risk through counterparty credit policies. These policies require the Company to maintain a total derivative notional position of less than 35% of assets, total credit exposure of less than 3% of capital and no single counterparty credit risk exposure greater than $20.0 million. The Company is currently well below all single counterparty and portfolio limits. At December 31, 2012, the Company had a total counterparty notional amount outstanding of approximately $509.1 million, spread among eight counterparties, with an outstanding liability from these contracts of $26.0 million. At December 31, 2011, First Financial had a total counterparty notional amount outstanding of $396.4 million, spread among seven counterparties, with an outstanding liability from these contracts of $27.3 million.

First Financial’s exposure to credit loss, in the event of nonperformance by a borrower, is limited to the market value of the derivative instrument associated with that borrower. First Financial monitors its derivative credit exposure to borrowers by monitoring the creditworthiness of the related loan customers through the normal credit review processes the Company performs on all borrowers. Additionally, the Company monitors derivative credit risk exposure related to problem loans through the Company's allowance for loan and lease losses committee. First Financial considers the market value of a derivative instrument to be part of the carrying value of the related loan for these purposes as the borrower is contractually obligated to pay First Financial this amount in the event the derivative contract is terminated.

In connection with its use of derivative instruments, First Financial is required from time to time to post cash collateral with its counterparties to offset its market position.  Derivative collateral balances were $23.7 million, and $24.4 million at December 31, 2012, and December 31, 2011, respectively. First Financial classifies the derivative cash collateral outstanding with its counterparties as an adjustment to the fair value of the derivative contracts within Accrued interest and other liabilities in the Consolidated Balance Sheets.

The following table summarizes the derivative financial instruments utilized by First Financial and their balances:

		December 31, 2012			December 31, 2011
			Estimated fair value			Estimated fair value
(Dollars in thousands)	Balance Sheet Location	Notional amount	Gain	Loss	Notional amount	Gain	Loss
Fair Value Hedges
Pay fixed interest rate swaps with counterparty	Accrued interest and other liabilities	$12,739	$0	$(1,445)	$17,456	$0	$(2,263)
Matched interest rate swaps with borrower	Accrued interest and other assets	461,377	24,135	0	378,936	24,566	0
Matched interest rate swaps with counterparty	Accrued interest and other liabilities	461,377	0	(24,978)	378,936	0	(25,860)
Cash flow hedges
Pay fixed interest rate swaps with counterparty	Accrued interest and other liabilities	35,000	0	(229)	0	0	0
Total		$970,493	$24,135	$(26,652)	$775,328	$24,566	$(28,123)

The following table details the derivative financial instruments, the average remaining maturities and the weighted-average interest rates being paid and received by First Financial at December 31, 2012:

				Weighted-Average Rate
(Dollars in thousands)	Notional amount	Average maturity (years)	Fair value	Receive	Pay
Asset conversion swaps
Pay fixed interest rate swaps with counterparty	$12,739	3.5	$(1,445)	2.29%	6.82%
Receive fixed, matched interest rate swaps with borrower	461,377	4.5	24,135	5.07%	3.73%
Pay fixed, matched interest rate swaps with counterparty	461,377	4.5	(24,978)	3.73%	5.07%
	935,493	4.4	(2,288)	4.37%	4.43%

Liability conversion swaps
Pay fixed interest rate swaps with counterparty	35,000	6.5	(229)	3.25%	4.02%
Total liability conversion swaps	35,000	6.5	(229)	3.25%	4.02%
Total swap portfolio	$970,493	4.5	$(2,517)	4.33%	4.41%

The accounting for changes in the fair value of derivatives depends on the intended use of the derivative and the resulting designation.  Derivatives used to hedge the exposure to changes in the fair value of an asset, liability or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges.  Derivatives used to hedge the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges.

Fair Value Hedges. First Financial utilizes interest rate swaps designated as fair value hedges as a means to offer commercial borrowers products that meet their needs, but are also designed to achieve First Financial’s desired interest rate risk profile at the time.  First Financial accomplishes this by entering into swap agreements with commercial borrowers and simultaneously entering into offsetting swap agreements, with substantially matching terms, with institutional counterparties. These interest rate swap agreements generally involve the receipt by First Financial of floating rate amounts from the counterparties in exchange for payments to these counterparties by First Financial of fixed rate amounts received from commercial borrowers over the life of the agreements. These interest rate swap agreements do not involve an exchange of the underlying principal or notional amount.  This results in First Financial’s loan customers receiving fixed rate funding, while providing First Financial with a floating rate asset.  The net interest receivable or payable on these interest rate swaps is accrued and recognized as an adjustment to the interest income or interest expense of the hedged item.  The fair value of these interest rate swaps is included within Accrued interest and other assets and Accrued interest and other liabilities on the Consolidated Balance Sheets.  The corresponding fair-value adjustment is also included on the Consolidated Balance Sheets in the carrying value of the hedged item.  Derivative gains and losses not considered effective in hedging the change in fair value of the hedged item, if any, are recognized in income immediately.

The following table details the location and amounts recognized for fair value hedges:

		Decrease to Interest Income
(Dollars in thousands)		Years Ended
Derivatives in fair value hedging relationships	Location of change in fair value	December 31,
		2012	2011	2010
Interest rate contracts
Loans	Interest income - loans	$(706)	$(891)	$(1,004)
Total		$(706)	$(891)	$(1,004)

Cash Flow Hedges. First Financial utilizes interest rate swaps designated as cash flow hedges to manage the variability of cash flows, primarily net interest income, attributable to changes in interest rates. The net interest receivable or payable on an interest rate swap designated as a cash flow hedge is accrued and recognized as an adjustment to interest income or interest expense. The fair value of interest rate swaps is included within Accrued interest and other liabilities on the Consolidated Balance Sheets. Changes in the fair value of interest rate swaps are included in accumulated comprehensive income (loss). Derivative gains and losses not considered effective in hedging the cash flows related to the hedged items, if any, are recognized in income immediately.

Effective July 2, 2012, First Financial executed a cash flow hedge utilizing an interest rate swap to hedge against interest rate volatility on $35.0 million of floating rate interest-bearing deposits indexed to the U.S. Federal Funds Target Rate as part of the Company's normal interest rate risk management activities. This interest rate swap involves the receipt by First Financial of variable rate interest amounts in exchange for fixed rate interest payments to the counterparty for a period of 7 years.

Effective March 30, 2009, First Financial executed a cash flow hedge utilizing an interest rate swap to hedge against interest rate volatility on $20.0 million of floating rate trust preferred securities based on the London Inter-Bank Offered Rate.  The interest rate swap involved the receipt by First Financial of variable-rate interest amounts in exchange for fixed-rate interest payments by First Financial for a period of 10 years. This interest rate swap effectively fixed the rate of interest on the floating rate trust preferred securities at 6.20% for the 10 year life of the swap.

First Financial terminated the $20.0 million trust preferred interest rate swap during the fourth quarter of 2010 in the course of its normal interest rate risk and balance sheet management activities.  Terminating the trust preferred interest rate swap resulted in a $0.6 million pre-tax loss that was included in accumulated comprehensive income (loss) on the Consolidated Balance Sheets. Due to the early redemption of the trust preferred securities, the remaining balance of the unrecognized loss of $0.6 million was recognized in noninterest expense in the second quarter of 2011.

The following table details the location and amounts recognized for cash flow hedges:

	Amount of gain/(loss) recognized in OCI on derivatives (effective portion)				Amount of gain/(loss) reclassified from accumulated OCI into earnings (effective portion)
(Dollars in thousands)	Years ended December 31,				Years ended December 31,
Derivatives in cash flow hedging relationships	2012	2011	2010	Classification of change in fair value	2012	2011	2010
Interest rate contracts				Interest Income
Interest-bearing deposits	$(143)	$0	$0	Interest-bearing deposits	$(135)	$0	$0
Other long-term debt	0	0	0	Other long-term debt	0	0	(493)
Total	$(143)	$0	$0		$(135)	$0	$(493)